Exhibit 10.1

Agreement of Merger

This Agreement of Merger is entered into between A&B Aerospace, Inc., a California corporation, with California Entity Number 1806662 (herein “Surviving Corporation”), and AGA Precision Systems LLC, a California limited liability company with California Entity Number 202103510407 (herein “Merging Entity”).

WHEREAS, the Merging Entity and the Surviving Entity are each 100% owned by PMGC Holdings Inc., a Nevada corporation (“Parent”); and

WHEREAS, the Parent is desirous of having the Merging Entity merge with and into the Surviving Corporation (the “Merger”); and

WHEREAS, the Board of Directors of the Parent, acting as the sole shareholder of each of the Merging Entity and the Surviving Corporation, have approved the terms of the Merger and this Agreement of Merger.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Merging Entity shall be merged into Surviving Corporation.

2.	All membership interests in Merging Entity shall be cancelled without consideration.

3.	All issued and outstanding shares of Surviving Corporation shall remain outstanding and are not affected by the merger.

4.	Merging Entity shall from time to time, as and when requested by Surviving Corporation, execute and deliver all such documents and instruments and take all such action necessary or desirable to evidence or carry out this Merger.

5.	The effect of the Merger and the effective date of the Merger are as prescribed by law.

IN WITNESS WHEREOF the parties have executed this Agreement of Merger.

[signature page follows]

PMGC HOLDINGS INC.

/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer
Date:	July 2, 2026

A&B AEROSPACE, INC.

/s/ Graydon Bensler		/s/ James Dawson
Name:	Graydon Bensler	Name:	James Dawson
Title:	Director	Title:	Director
Date:	July 2, 2026	Date:	July 2, 2026

/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Secretary
Date:	July 2, 2026

AGA PRECISION SYSTEMS LLC

/s/ Graydon Bensler		/s/ Melissa Stepovich
Name:	Graydon Bensler	Name:	Melissa Stepovich
Title:	PMGC Holdings Inc., Sole Member	Title:	Secretary
Date:	July 2, 2026	Date:	July 2, 2026